UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT - MARCH 20, 2026

(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.

(Exact name of Registrant as specified in its Charter)

Delaware	1-8974	22-2640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

855 S. MINT STREET, CHARLOTTE, NC	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 627-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	HON	The Nasdaq Stock Market LLC
3.500% Senior Notes due 2027	HON 27	The Nasdaq Stock Market LLC
2.250% Senior Notes due 2028	HON 28A	The Nasdaq Stock Market LLC
3.375% Senior Notes due 2030	HON 30	The Nasdaq Stock Market LLC
0.750% Senior Notes due 2032	HON 32	The Nasdaq Stock Market LLC
3.750% Senior Notes due 2032	HON 32A	The Nasdaq Stock Market LLC
4.125% Senior Notes due 2034	HON 34	The Nasdaq Stock Market LLC
3.750% Senior Notes due 2036	HON 36	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Honeywell Debt Tender Offers

On March 20, 2026, Honeywell International Inc., a Delaware corporation (“Honeywell”), issued a press release announcing the results, as of 5:00 p.m., New York City time on March 19, 2026, of its previously announced tender offers to purchase for cash certain of the existing debt securities issued by Honeywell (the “Tender Offers”). A copy of that press release is attached as Exhibit 99.1 and incorporated by reference herein.

In addition, on March 20, 2026, Honeywell issued a press release announcing the pricing of the Tender Offers (the “Pricing Press Release”). A copy of that press release is attached as Exhibit 99.2 and incorporated by reference herein.

Honeywell Aerospace Notes

Upon the settlement of the debt securities validly tendered and accepted for purchase in the tender offers, currently expected to occur on March 24, 2026 (as further described in the Pricing Press Release), the special mandatory redemption obligation applicable to the $1,250,000,000 aggregate principal amount of 3.900% senior notes due 2028, $1,250,000,000 aggregate principal amount of 4.000% senior notes due 2029, $500,000,000 aggregate principal amount of floating rate senior notes due 2029, $2,000,000,000 aggregate principal amount of 4.300% senior notes due 2031, $1,750,000,000 aggregate principal amount of 4.600% senior notes due 2033 and $3,250,000,000 aggregate principal amount of 4.950% senior notes due 2036 issued by Honeywell Aerospace Inc. (“Aerospace”) on March 16, 2026 will cease to apply.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed as part of this report:

Exhibit#	Description

99.1	Press release of Honeywell International Inc. related to the results of the Tender Offers, dated as of March 20, 2026.

99.2	Press release of Honeywell International Inc. related to the pricing of the Tender Offers, dated as of March 20, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement About Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are those that address activities, events, or developments that management intends, expects, projects, believes, or anticipates will or may occur in the future. They are based on management’s assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments, and other relevant factors, many of which are difficult to predict and outside of our control. They are not guarantees of future performance, and actual results, developments and business decisions may differ significantly from those envisaged by our forward-looking statements, including with respect to any changes in or abandonment of the proposed distribution by Honeywell to its shareowners of 100% of the outstanding shares of Aerospace’s common stock (the “Spin-Off”), the Tender Offers or the redemption of certain outstanding series of Honeywell debt securities. Honeywell does not undertake to update or revise any of our forward-looking statements, except as required by applicable securities law. Honeywell’s forward-looking statements are also subject to material risks and uncertainties, including ongoing macroeconomic and geopolitical risks, such as changes in or application of trade and tax laws and policies, including the impacts of tariffs and other trade barriers and restrictions, lower GDP growth or recession in the U.S. or globally, supply chain disruptions, capital markets volatility, inflation, and certain regional conflicts, that can affect Honeywell‘s performance in both the near- and long-term. In addition, no assurance can be given that any plan, initiative, projection, goal, commitment, expectation, or prospect set forth in this Current Report on Form 8-Kcan or will be achieved. Some of the important factors that could cause Honeywell’s or Aerospace’s actual results to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) the ability of Honeywell to effect the Spin-Off described above and to meet the conditions related thereto; (ii) the possibility that the Spin-Off will not be completed within the anticipated time period or at all; (iii) the possibility that the Spin-Off will not achieve its intended benefits; (iv) the impact of the Spin-Off on Honeywell’s and Aerospace’s businesses and the risk that the Spin-Off may be more difficult, time-consuming or costly than expected, including the impact on their resources, systems, procedures and controls, diversion of management’s attention and the impact and possible disruption of existing relationships with regulators, customers, suppliers, employees and other business counterparties; (v) the possibility of disruption, including disputes, litigation or unanticipated costs, in connection with the Spin-Off; (vi) the uncertainty of the expected financial performance of Honeywell or Aerospace following completion of the Spin-Off; (vii) negative effects of the announcement or pendency of the Spin-Off on the market price of Honeywell’s securities and/or on the financial performance of Honeywell or Aerospace; (viii) the ability to achieve anticipated capital structures in connection with the Spin-Off, including the future availability of credit and factors that may affect such availability; (ix) the ability to achieve anticipated credit ratings in connection with the Spin-Off; (x) the ability to achieve anticipated tax treatments in connection with the Spin-Off and future, if any, divestitures, mergers, acquisitions and other portfolio changes and the impact of changes in relevant tax and other laws; and (xi) the failure to realize expected benefits and effectively manage and achieve anticipated synergies and operational efficiencies in connection with the Spin-Off and completed and future, if any, divestitures, mergers, acquisitions, and other portfolio management, productivity and infrastructure actions. These forward-looking statements should be considered in light of the information included in this Current Report on Form 8-K, Honeywell’s Form 10-K and other filings with the SEC. Any forward-looking plans described herein are not final and may be modified or abandoned at any time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2026	HONEYWELL INTERNATIONAL INC.

	By:	/s/ Su Ping Lu
Name: Su Ping Lu
Title: Senior Vice President, General Counsel and Corporate Secretary